SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 30, 1999

                          LADY LUCK GAMING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                   000-22436                 88-0295602
      (State or other        (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                     Identification No.)
      incorporation)

                  220 Stewart Avenue                             89101
                  Las Vegas, Nevada
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code (702) 477-3000

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

        Lady Luck Gaming Corporation ("Lady Luck") has entered into a Stock Purchase Agreement dated as of July 30, 1999 (the "Purchase Agreement"), with Sodak Gaming, Inc. ("Sodak"), and Gamblers Supply Management Company, a wholly-owned subsidiary of Sodak. The Purchase Agreement is filed herewith as an exhibit and is incorporated herein by reference.

        Lady Luck and Sodak have issued a joint press release announcing the Purchase Agreement, which press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (a) The following exhibits are filed with this report:

Exhibit Number                             Description
--------------                             -----------

      2 Stock Purchase Agreement dated as of July 30, 1999, among Lady Luck, Sodak and Gamblers Supply Management Company

     99.1       Press Release of Lady Luck and Sodak issued August 2, 1999

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LADY LUCK GAMING CORPORATION


                                         By: /s/ Alain Uboldi
                                             ----------------------------------
                                             President

Dated:  August 9, 1999

                                  EXHIBIT INDEX

Exhibit Number                             Description
--------------                             -----------

      2 Stock Purchase Agreement dated as of July 30, 1999, among Lady Luck, Sodak and Gamblers Supply Management Company

     99.1       Press Release of Lady Luck and Sodak issued August 2, 1999